Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of this 7th day of May, 2007 (the “Effective Date”), by and among TECHNOLOGY INVESTMENT CAPITAL CORP., a Maryland corporation (the “Borrower”), the Lenders (as defined in the Credit Agreement defined below) and ROYAL BANK OF CANADA, as agent (in such capacity, the “Agent”) for the Lenders.

W  I  T  N  E  S  S  E  T H:

WHEREAS, the Borrower, the Lenders and the Agent are all parties to that certain Amended and Restated Credit Agreement dated as of April 11, 2006 (as may be further amended, modified, supplemented or restated, the “Credit Agreement”); and

WHEREAS, the Borrower has requested, and the Lenders and the Agent have agreed, subject to the terms hereof, to amend the Credit Agreement as otherwise more fully set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:

1.	Amendments

(a) Article 1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“Approved Dealer” means (a) the financial institutions identified on Schedule II hereto, (b) a bank or a broker-dealer registered under the Securities Exchange Act of 1934 of a nationally recognized standing or an Affiliate thereof or (c) any other bank or broker-dealer acceptable to the Agent in its reasonable determination.

“First Amendment Effective Date” means May 7, 2007.

(b) Article 1 of the Credit Agreement is hereby amended by deleting the definition of “Applicable Margin” in its entirety and substituting in lieu thereof the following:

“Applicable Margin” means 1.75% per annum with respect to LIBOR Loans and 1.25% per annum with respect to Base Rate Loans.

(c) Article 1 of the Credit Agreement is hereby amended by deleting the definition of “Market Value” in its entirety and substituting in lieu thereof the following:

“Market Value” means:

            (i) with respect to any Transaction Asset that does not constitute a Bank Loan, (a) until the date as of which a valuation is provided with respect to such Transaction Asset pursuant to a Quarterly Valuation Report, 100% of the outstanding principal balance of such Transaction Asset, and (b) from and after such date, the amount designated as the “Market Value” for such Transaction Asset pursuant to the most recent Quarterly Valuation Report (without giving effect to any warrants or equity issued in connection with any Transaction Asset), and

            (ii) with respect to any Transaction Asset that constitutes a Bank Loan, the market value of such Bank Loan as determined by an Approved Dealer selected by the Borrower pursuant to Section 8.3, to the extent such Approved Dealer either (a) serves as the administrative agent with respect to such Bank Loan, or (b) is approved by the Agent in its reasonable determination.

; provided, however, that the value attributed to a particular Transaction Asset will be deemed zero upon the occurrence and continuance of one of the following events with respect thereto:

            (i) there shall have occurred and be continuing with respect to any such Transaction Asset a payment default which has remained uncured for more than 30 days, or

            (ii) there shall have occurred, with respect to any such Transaction Asset, a material amendment to the original terms and conditions of the Required Documentation as a result of a decline in the creditworthiness of the corresponding Transaction Obligor (unless such amendments have been advised to the Agent and the Agent has expressly consented thereto).

(d) Article 1 of the Credit Agreement is hereby amended by deleting the definition of “Maturity Date” in its entirety and substituting in lieu thereof the following:

            “Maturity Date” means, with respect to each Loan, the date one year after the date on which the initial advance of the Loan was made; provided that in no event shall the Maturity Date extend beyond the Termination Date; provided further that the Maturity Date with respect to any existing Loan for which the initial advance was made prior to the First Amendment Effective Date shall be the date one year after the First Amendment Effective Date.

(e) Article 1 of the Credit Agreement is hereby amended by deleting the proviso at the end of the definition of “Transaction Assets” in its entirety and substituting in lieu thereof the following:

provided that, in the event that the principal amount of obligations arising pursuant to all Transaction Assets with respect to a single Obligor and its Affiliates exceeds $25,000,000 (excluding therefrom the amount of any capitalized payment in kind interest), the amount of such Transaction Assets in excess of $25,000,000 shall be excluded for the purposes of determination of the amount of Transaction Assets.

(f) Section 2.3 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lien thereof the following:

     “Section 2.3. Number of Interest Periods.” There shall be no more than eight (8) different Interest Periods for LIBOR Loans outstanding at the same time.

(g) Section 8.3 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

Section 8.3. Quarterly Valuation Report; Market Value

(a) No later than the sixtieth (60th) day following each of the calendar quarters ending on the last day of March, June, September and December, a written valuation of the Borrower’s Transaction Assets (other than Transaction Assets constituting Bank Loans) prepared by an independent valuation firm acceptable to the Agent, which report shall include, inter alia, an evaluation of the current Market Value of each Transaction Asset (such report, the “Quarterly Valuation Report”). As of the Restatement Date, the Agent has confirmed its consent with respect to the designation of Houlihan Lokey as the independent valuation firm that will prepare the Quarterly Valuation Report.

(b) Borrower shall, no later than the sixtieth (60th) day following each of the calendar quarters ending on the last day of March, June, September and December (or more frequently as Agent may reasonably request), cause an Approved Dealer selected by the Borrower to determine the Market Value of each Bank Loan.

(h) Schedule 1 of the Credit Agreement is hereby amended by deleting such schedule in its entirety and substituting in lieu thereof the new schedule attached hereto as Exhibit A.

2. No Other Amendments. Notwithstanding the agreement of the Lenders to the terms and provisions of this Amendment, the Borrower acknowledges and expressly agrees that this Amendment is limited to the extent expressly set forth herein and shall not constitute a modification of the Credit Agreement or any other Loan Documents or a course of dealing at variance with the terms of the Credit Agreement or any other Loan Documents (other than as expressly set forth above) so as to require further notice by the Agent or the Lenders, or any of them, of its or their intent to require strict adherence to the terms of the Credit Agreement and the other Loan Documents in the future. All of the terms, conditions, provisions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect except as expressly modified by this Amendment. The Credit Agreement and each other Loan Document shall be deemed modified hereby solely to the extent necessary to effect the amendment contemplated hereby.

3. Representations and Warranties. The Borrower hereby represents and warrants in favor of the Agent and each Lender as follows:

(a) Borrower has the corporate power and authority (i) to enter into this Amendment and (ii) to do all other acts and things as are required or contemplated hereunder to be done, observed and performed by them.

(b) This Amendment has been duly and validly executed and delivered by the Borrower, and such Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights and general principles of equity.

(c) The execution and delivery of this Amendment and the performance by the Borrower under the Credit Agreement and the other Loan Documents to which it is a party, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower or any of its Subsidiaries which has not already been obtained, nor is in contravention of or in conflict with the articles of incorporation or by-laws of the Borrower or any of its Subsidiaries, or any provision of any statute, judgment, order, or material indenture, instrument, agreement, or undertaking to the Borrower or any of its Subsidiaries is a party or by which any of their respective assets or properties is or may become bound.

(d) All of the representations and warranties of the Borrower made under the Credit Agreement (including, without limitation, all representations and warranties with respect to the Subsidiaries) and the other Loan Documents are true and correct in all material respects as of the date hereof, after giving effect hereto, as if made on the date hereof (except to the extent previously fulfilled in accordance with the terms hereof and to the extent relating specifically to a specific prior date).

(e) There does not exist, after giving effect to this Amendment, any Default under the Credit Agreement.

4. Conditions Precedent; Effective Date. This Amendment shall be effective as of the First Amendment Effective Date hereof subject to satisfaction of each of the following conditions precedent:

(a) all of the representations and warranties of the Borrower under Section 3 hereof which are made as of the date hereof, being true and correct in all material respects; and

(b) receipt by the Agent of counterparts hereof executed by the Required Lenders and the Borrower.

5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument.

6. Loan Documents. Each reference in the Credit Agreement or any other Loan Document to the term “Credit Agreement” shall hereafter mean and refer to the Credit Agreement as amended hereby and as the same may hereafter be amended.

7. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN NEW YORK.

8. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

Capitalized terms used in this Amendment and not otherwise defined herein are used as defined in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed under seal by their duly authorized officers, all as of the day and year first above written.

TECHNOLOGY INVESTMENT CAPITAL CORP., as Borrower

By:
Name:
Title:

ROYAL BANK OF CANADA, as Agent and Lender

By:
Name:
Title:

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:
Name:
Title:

SCHEDULE 1

Commitments

Lender	Commitment
Royal Bank of Canada	$75,000,000
Branch Banking and Trust Company	$75,000,000

SCHEDULE II

Approved Dealers

Goldman Sachs

Credit Suisse

JP Morgan

Citigroup

Merrill Lynch

Lehman Brothers

Morgan Stanley

Deutsche Bank

Bear Stearns

UBS

Wachovia

Bank of America

RBC

BNP Paribas

Key Bank

RBS Securities

Jefferies Finance

Bank of Ireland

Wells Fargo

CIBC

GECC

ML Capital

BMO Capital Markets

PNC Bank

Barclays Bank PLC

CIT Group

National City Corporation

ABN Amro